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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2000




                             ANKER COAL GROUP, INC.
                             ----------------------
             (Exact Name Of Registrant As Specified in Its Charter)




                           Delaware                                      333-39643                       52-1990183
                           --------                                      ---------                       ----------
(State or other jurisdiction of incorporation or organization)       (Commission File No.)    (I.R.S. Employer Identification No.)



                     2708 Cranberry Square
                   Morgantown, West Virginia                                                               26508
                   -------------------------                                                               -----
           (Address Of Principal Executive Offices)                                                      (Zip Code)



       Registrant's telephone number, including area code: (304) 594-1616



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                             ANKER COAL GROUP, INC.
                                    FORM 8-K



                                TABLE OF CONTENTS


     ITEM 5.  OTHER EVENTS. . . . . . . . . . . . . . . . . . . . . . .     1


     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS. . . . . . . . . . . . .    1


     SIGNATURE PAGE . . . . . . . . . . . . . . . . . . . . . . . . . ..    2


     EXHIBIT INDEX. . . . . . . . . . . . . . . . . . . . . . . . . . ..    3





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ITEM 5.  OTHER EVENTS

       Anker Coal Group, Inc. issued the attached press release on March 29, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)    Exhibits


       99.1   Press Release dated March 29, 2000









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                                   SIGNATURE





     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                     ANKER COAL GROUP, INC.



                                                     /s/  Bruce Sparks
                                                     -------------------------
                                                     Bruce Sparks
                                                     President


Date:  March 29, 2000





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